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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - August 9, 2002


                       Plains All American Pipeline, L.P.
                (Name of Registrant as specified in its charter)


            DELAWARE                        0-9808               76-0582150
  (State or other jurisdiction     (Commission File Number)   (I.R.S. Employer
of incorporation or organization)                            Identification No.)


                           333 Clay Street, Suite 1600
                              Houston, Texas 77002
                                 (713) 646-4100
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)



                                       N/A
         (Former name or former address, if changed since last report.)


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Item 5.  Other Events and Regulation FD Disclosure

     On August 9, 2002, Greg L. Armstrong, Chief Executive Officer, and Phillip
D. Kramer, Chief Financial Officer, each submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460. A copy of each of these statements is attached hereto as Exhibit 99.1 and 99.2, respectively.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            PLAINS ALL AMERICAN PIPELINE, L.P.

Date:  August 9, 2002       By:  Plains AAP, L. P., its general partner

                            By:  Plains All American GP LLC, its general partner

                            By:      /s/ Phillip D. Kramer
                                ------------------------------------------------
                            Name:    Phillip D. Kramer
                            Title:   Executive Vice President and Chief
                                     Financial Officer

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                                  EXHIBIT INDEX

Exhibit
Number     Description
-------    --------------
99.1       Statement under Oath of Chief Executive Officer
99.2       Statement under Oath of Chief Financial Officer